UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/02/2007

NYMEX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-30332

DE	13-4098266
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101
(Address of principal executive offices, including zip code)

(212) 299-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On August 1, 2007, NYMEX Holdings, Inc. (the "Company") announced that its board of directors approved a quarterly dividend of $0.10 per common share to stockholders of record as of September 4, 2007 that will be payable on September 28, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 1, 2007, the Company issued a statement regarding the decision of the Second Circuit Court of Appeals in its litigation against IntercontinentalExchange Inc. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated August 1, 2007.

99.2 Press Release dated August 1, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

Date: August 02, 2007	By:	/s/ Richard Kerschner
Richard Kerschner
SVP - Corporate Governance and Strategic Initiatives

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated August 1, 2007
EX-99.2	Press Release, dated August 1, 2007